Summary Prospectus Supplement dated May 20, 2011
The purpose of this mailing is to provide you with changes, effective May 23, 2011, to the current Summary Prospectuses for A, B, C, R, Y, Investor and Institutional Class shares of the Fund listed below:
Invesco Structured Core Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in each prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Ralph Coutant	Portfolio Manager	2009
Glen Murphy	Portfolio Manager	2010
Daniel Tsai	Portfolio Manager	2011
Anne Unflat	Portfolio Manager	2010
Andrew Waisburd	Portfolio Manager	2011”